                               (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   Washington Mutual Investors Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
                           Jenifer L. Butler
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/  / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:


[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

Washington Mutual Investors Fund-Registered Trademark-

Special Meeting of Shareholders -- December 10, 2007

IMPORTANT NOTICE

A special meeting of shareholders of Washington Mutual Investors Fund will be held on December 10, 2007.

You don't need to attend the meeting to participate, but it is important that you take a few minutes to read the enclosed material and vote your shares by telephone, via the Internet, or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope as soon as possible. You may still vote in person if you wish, but voting now will ensure that your vote is counted if you are unable to attend.

Your vote is important, regardless of the number of shares you own. Mutual funds are required to obtain shareholder approval for certain issues. As a shareholder, you have a right to vote on these matters. We encourage you to read the attached Proxy Statement in full.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. BY VOTING YOUR SHARES PROMPTLY,
YOU WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND -- AND YOU
WILL ALSO AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY
TELEPHONE OR VIA THE INTERNET LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.

                     (This page intentionally left blank.)

Washington Mutual Investors Fund, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS --
DECEMBER 10, 2007,

TO THE SHAREHOLDERS OF WASHINGTON MUTUAL INVESTORS FUND, INC.:

A special meeting of shareholders of Washington Mutual Investors Fund, Inc. (the
"Fund") will be held at The Capital Hilton Hotel, 1001 16th Street, NW,
Washington, DC 20036, on Monday, December 10, 2007, at 9:30 a.m., local time, and at any adjournment or adjournments thereof, to consider and vote on the following matters described under the corresponding numbers in the accompanying
Proxy Statement:

1. Election of a Board of 11 Directors;

2. Ratification of the selection of PricewaterhouseCoopers LLP as the
   Independent Registered Public Accounting Firm for the Fund for the fiscal year ending April 30, 2008; and

3. Such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 21, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF
ONE THIRD OF THE SHARES OF THE FUND OUTSTANDING ON SEPTEMBER 21, 2007 (THE
"RECORD DATE") ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD OR CAST YOUR VOTE BY TELEPHONE OR VIA
THE INTERNET, AS SOON AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE
ITS USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OF THE FUND ON SEPTEMBER 21,
2007, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN TO VOTE EACH
PROXY CARD YOU RECEIVE.

Only shareholders of record at the close of business on September 21, 2007 are entitled to notice of and to vote at the meeting and any adjournment or adjournments thereof.

By order of the Board of Directors,

Jennifer L. Butler
Assistant Secretary

October 10, 2007

IMPORTANT
You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet website as described in the enclosed insert; or (iii) by signing, dating and returning the proxy card in the enclosed postage-paid envelope.

Washington Mutual Investors Fund
1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2007

The enclosed Proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Washington Mutual Investors Fund (the "Fund") in connection with the Special Meeting of Shareholders (the "Meeting") to be held at The
Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036, on Monday,
December 10, 2007, at 9:30 a.m., local time, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on September 21, 2007 (the
"record date") are entitled to vote on the proposals to elect 11 Directors and to ratify the selection of PricewaterhouseCoopers LLP as the Independent
Registered Public Accounting Firm for the Fund for the fiscal year ending April
30, 2008. The Board knows of no other business to be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment. This Proxy Statement and related proxy card were first mailed on or about October 10, 2007.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote by telephone or via the Internet on or before December 10, 2007 at 9:30 a.m., local time, your shares will be voted exactly as you instruct. If you choose to sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated directors and in favor of Proposal 2. Your vote can be revoked at any time before its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the Meeting and voting in person. All shares that are voted and votes to "withhold" are counted in determining the presence of a quorum.

Broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that broker-dealers may vote on Proposal 1, Election of Directors, and Proposal 2,
Ratification of Independent Registered Public Accounting Firm, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received

                                              Washington Mutual Investors Fund 1

from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

The Fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares. Each share class represents an interest in a shared investment portfolio of securities. While each class has its own sales charge and expense structure (please refer to the Fund's prospectus for more information), shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting and the number of shares outstanding is equal to the number of votes to which each class is entitled. On the record date, the number of shares issued and outstanding for the various classes of shares were as follows:


CLASS          SHARES OUTSTANDING           CLASS          SHARES OUTSTANDING

--------------------------------------------------------------------------------------
A                            1,883,527,494  529-E                            1,727,554
--------------------------------------------------------------------------------------
B                               87,734,059  529-F                            1,386,477
--------------------------------------------------------------------------------------
C                               94,268,648  R-1                              2,076,075
--------------------------------------------------------------------------------------
F                               87,261,274  R-2                             29,923,660
--------------------------------------------------------------------------------------
529-A                           30,767,127  R-3                             57,076,269
--------------------------------------------------------------------------------------
529-B                            6,065,107  R-4                             33,063,457
--------------------------------------------------------------------------------------
529-C                           10,498,290  R-5                             35,899,430
--------------------------------------------------------------------------------------


Please note that 529 share classes are available only through
CollegeAmerica-Registered Trademark- to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the Fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to Fund shares.
Class 529 shares are voted by the Virginia College Savings Plan, an independent agency of the Commonwealth of Virginia.

Attached as Appendix A is a table that identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of its shares as of September 1, 2007, the number so owned, and the percentage of all shares outstanding for that class represented by such ownership, based upon the number of shares outstanding on the record date.

With respect to the Election of Directors (Proposal 1), the 11 nominees receiving the highest number of votes will be elected, provided a quorum is present. The vote required to ratify the Board's selection of the Independent
Registered Public Accounting Firm (Proposal 2) is the affirmative vote of a majority of all shares present in person or represented by proxy. If sufficient votes are not received by the Meeting date, the persons named as proxies may propose one or more adjournments of the Meeting in

2 Washington Mutual Investors Fund

accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

The results of all matters addressed at the Meeting will be reported in the next printed report to shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS

The following 11 Directors are proposed to be elected at the Meeting, each to hold office until a successor is elected and qualified. Because meetings of shareholders are not held each year, the Directors' terms will be indefinite in length. Cyrus A. Ansary, James H. Lemon, Jr., Harry J. Lister, James C. Miller
III, J. Knox Singleton and Jeffrey L. Steele were elected by shareholders at the last meeting held on December 5, 2001. Barbara Hackman Franklin was elected by the Board on October 17, 2005, R. Clark Hooper was elected by the Board on
September 18, 2003, and Katherine D. Ortega was elected by the Board on April
18, 2002. Nariman Farvardin and Donald L. Nickles have been nominated by the
Board to fill the vacancies that will be created by the retirements of
Daniel J. Callahan III and Edward W. Kelley Jr. in December 2007 in accordance with the Fund's age 75 retirement policy for directors.

Each of the nominees has agreed to serve as director if elected. Should any unforeseen event prevent one or more nominees from serving as a director, your vote(s) will be cast (unless you have elected to withhold authority as to the election of any nominee) "for" the election of such person or persons as the present Board of Directors shall recommend to replace the former nominee.

Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the Investment Company
Act of 1940, as amended (the "1940 Act"), on the basis of his affiliation with
Washington Management Corporation (the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. The term "independent"
refers to a Director who is not an "interested person" within the meaning of the
1940 Act.

The tables below set forth certain information regarding the nominees. THE BOARD
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING 11 NOMINEES.
Proxies will be voted "for" the 11 nominees unless otherwise specified.

                                              Washington Mutual Investors Fund 3

                          DIRECTOR/NOMINEE INFORMATION


                                                                                NUMBER OF
                                                                              PORTFOLIOS(2)
                                                                             WITHIN THE FUND
                               YEAR FIRST                                      COMPLEX(3)
NAME                            ELECTED A                                      OVERSEEN BY        OTHER DIRECTORSHIPS(4)
POSITION WITH FUND             DIRECTOR OF                                     DIRECTOR OR           HELD BY DIRECTOR
AGE                             THE FUND          PRINCIPAL OCCUPATION(1)        NOMINEE                OR NOMINEE

---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Cyrus A. Ansary                   1983          President, Investment               3           JPMorgan Value
Chairman of the Board                           Services International Co.,                     Opportunities Fund
(Independent and Non-                           LLC (private investment
Executive)                                      company for various
73                                              operating entities)
---------------------------------------------------------------------------------------------------------------------------
Nariman Farvardin                Nominee        Senior Vice President for           1           None
Director Nominee                                Academic Affairs & Provost,
51                                              University Of Maryland;
                                                former Dean, The A. James
                                                Clark School of Engineering
                                                (at UMD)
---------------------------------------------------------------------------------------------------------------------------
Barbara Hackman Franklin          2005          President and Chief               1(5)          Aetna, Inc; The Dow
Director                                        Executive Officer, Barbara                      Chemical Company
67                                              Franklin Enterprises
                                                (international business and
                                                governance consulting);
                                                former U.S. Secretary of
                                                Commerce
---------------------------------------------------------------------------------------------------------------------------
R. Clark Hooper                   2003          Private Investor; former           18           JPMorgan Value
Director                                        President, Dumbarton Group,                     Opportunities Fund;
61                                              LLC (securities industry                        The Swiss Helvetia Fund
                                                consulting); former                             Inc.
                                                Executive Vice President --
                                                Policy and Oversight, NASD
---------------------------------------------------------------------------------------------------------------------------
James C. Miller III               1992          Senior Advisor, Blackwell           3           Clean Energy Fuels
Director                                        Sanders LLP; former                             Corporation;
65                                              Chairman, The CapAnalysis                       JPMorgan Value
                                                Group, LLC (economic,                           Opportunities Fund
                                                financial and regulatory
                                                consulting); former
                                                Director, U.S. Office of
                                                Management and Budget
---------------------------------------------------------------------------------------------------------------------------
Donald L. Nickles                Nominee        Chairman and Chief                  1           Chesapeake Energy
Director Nominee                                Executive Officer, The                          Corporation; Fortress
58                                              Nickles Group (consulting                       International Group, Inc.;
                                                and business venture firm);                     Valero Energy Corporation
                                                former United States
                                                Senator
---------------------------------------------------------------------------------------------------------------------------


4 Washington Mutual Investors Fund

                          DIRECTOR/NOMINEE INFORMATION


                                                                             NUMBER OF
                                                                           PORTFOLIOS(2)
                                                                              WITHIN
                               YEAR FIRST                               THE FUND COMPLEX(3)
NAME                            ELECTED A                                   OVERSEEN BY      OTHER DIRECTORSHIPS(4)
POSITION WITH FUND             DIRECTOR OF                                   DIRECTOR           HELD BY DIRECTOR
AGE                             THE FUND      PRINCIPAL OCCUPATION(1)       OR NOMINEE             OR NOMINEE

-------------------------------------------------------------------------------------------------------------------
Katherine D. Ortega               2002        Former Treasurer of the           3            JPMorgan Value
Director                                      United States                                  Opportunities Fund;
73                                                                                           The Kroger Co.
-------------------------------------------------------------------------------------------------------------------
J. Knox Singleton                 2001        President and Chief               3            Healthcare Realty
Director                                      Executive Officer, INOVA                       Trust, Inc;
59                                            Health System                                  JPMorgan Value
                                                                                             Opportunities Fund
-------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
James H. Lemon, Jr.               1977        Chairman & Chief                  3            JPMorgan Value
Vice Chairman of the Board                    Executive Officer, The                         Opportunities Fund
71                                            Johnston-Lemon Group,
                                              Incorporated (financial
                                              services holding
                                              company)
-------------------------------------------------------------------------------------------------------------------
Harry J. Lister                   1986        Director, Washington              1            None
Director                                      Management Corporation
71
-------------------------------------------------------------------------------------------------------------------
Jeffrey L. Steele                 2001        President and Director,           3            JPMorgan Value
Director and President                        Washington Management                          Opportunities Fund
62                                            Corporation
-------------------------------------------------------------------------------------------------------------------


THE ADDRESS FOR ALL DIRECTORS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE,
NW, SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.
(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(2)  This number reflects the total number of separate portfolios that a
     Director/Nominee would oversee once elected.
(3)  Funds advised by Capital Research and Management Company including the
     American Funds-Registered Trademark-, American Funds Insurance
     Series-Registered Trademark-, which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts;
     American Funds Target Date Retirement Series-SM- Inc, which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(4)  This includes all directorships (other than those in the American Funds)
     that are held by each Director as a director of a public company or a registered investment company.
(5)  Ms. Franklin has been nominated to serve on the Board of Trustees of The
     Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia. If
     elected, she will oversee three portfolios in the Fund Complex.

                                              Washington Mutual Investors Fund 5

BOARD AND COMMITTEE MEMBERSHIP

The Fund has an Audit Committee composed of five Independent Directors: Cyrus A.
Ansary, Daniel J. Callahan III, Edward W. Kelley, Jr., James C. Miller III
(Co-Chair) and Katherine D. Ortega (Co-chair). The function of the Committee is the oversight of the Fund's accounting and financial reporting policies. The
Committee acts as a liaison between the Fund's Independent Registered Public
Accounting Firm and the full Board of Directors.

The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other Independent Directors. The Committee operates under a written charter that is attached as Appendix B. The Committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Governance
Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation (through a compensation sub-committee) and other relevant issues, and recommends any appropriate changes to the full Board of Directors.

The Governance Committee, through a nominating sub-committee, also evaluates, selects and nominates candidates for independent director to the full Board of
Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the Fund, addressed to the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

The Fund has a Committee on Proxy Voting Procedures composed of R. Clark Hooper,
Edward W. Kelley, Jr. (Chair) and Jeffrey L. Steele. The Proxy Committee's
functions include establishing and reviewing procedures and policies for voting proxies of companies held in the Fund's portfolio.

During the fiscal year ended April 30, 2007, there were six Board of Directors meetings and nine committee meetings (six Audit, one Governance and two Proxy).
Each incumbent Director attended at least 75% of the meetings of the Board and of the Committees of the Board on which he or she served during that time.

6 Washington Mutual Investors Fund

                    DIRECTOR COMPENSATION AND FUND OWNERSHIP

NO COMPENSATION IS PAID BY THE FUND TO ANY OFFICER OR DIRECTOR WHO IS A
DIRECTOR, OFFICER OR EMPLOYEE OF THE BUSINESS MANAGER, CAPITAL RESEARCH AND
MANAGEMENT COMPANY (THE "INVESTMENT ADVISER") OR THEIR AFFILIATES. THE FUND PAYS
EACH INDEPENDENT DIRECTOR AN ANNUAL FEE OF $75,000. IN ADDITION, THE FUND PAYS
INDEPENDENT DIRECTORS ATTENDANCE AND OTHER FEES FOR MEETINGS OF THE BOARD AND
ITS COMMITTEES. BOARD AND COMMITTEE CHAIRS RECEIVE ADDITIONAL FEES FOR THEIR
SERVICES. INDEPENDENT DIRECTORS ALSO RECEIVE ATTENDANCE FEES FOR CERTAIN SPECIAL
JOINT MEETINGS AND INFORMATION SESSIONS WITH DIRECTORS AND TRUSTEES OF OTHER
GROUPINGS OF FUNDS ADVISED BY THE INVESTMENT ADVISER. THE FUND AND OTHER FUNDS
SERVED BY EACH INDEPENDENT DIRECTOR EACH PAY A PORTION OF THESE ATTENDANCE FEES.
THE GOVERNANCE COMMITTEE REVIEWS DIRECTOR COMPENSATION PERIODICALLY AND
TYPICALLY RECOMMENDS ADJUSTMENTS EVERY OTHER YEAR. IN MAKING ITS
RECOMMENDATIONS, THE GOVERNANCE COMMITTEE CONSIDERS A NUMBER OF FACTORS,
INCLUDING OPERATIONS, REGULATORY AND OTHER DEVELOPMENTS AFFECTING THE COMPLEXITY
OF THE BOARD'S OVERSIGHT OBLIGATIONS, AS WELL AS COMPARATIVE INDUSTRY DATA. NO
PENSION OR RETIREMENT BENEFITS ARE ACCRUED AS PART OF THE FUND'S EXPENSES. UPON
RETIREMENT, INDEPENDENT DIRECTORS MAY BE GRANTED EMERITUS STATUS AND RECEIVE
LOWER ANNUAL RETAINERS AND MEETING FEES FOR SUCH SERVICE. INDEPENDENT DIRECTORS
MAY ELECT, ON A VOLUNTARY BASIS, TO DEFER ALL OR A PORTION OF THEIR FEES THROUGH
A DEFERRED COMPENSATION PLAN IN EFFECT FOR THE FUND. THE FUND ALSO REIMBURSES
CERTAIN EXPENSES OF ITS INDEPENDENT DIRECTORS.

                                                   TOTAL COMPENSATION (INCLUDING
                                                       VOLUNTARILY DEFERRED
                                                  COMPENSATION(1)) FROM ALL FUNDS
                   AGGREGATE COMPENSATION               ADVISED BY CAPITAL
               (INCLUDING VOLUNTARILY DEFERRED        RESEARCH AND MANAGEMENT           DOLLAR RANGE(3)
               COMPENSATION(1)) FROM THE FUND      COMPANY OR ITS AFFILIATES(2)         OF FUND SHARES
                  DURING FISCAL YEAR ENDED           DURING FISCAL YEAR ENDED             OWNED AS OF
NAME                   APRIL 30, 2007                     APRIL 30, 2007               SEPTEMBER 1, 2007

----------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Cyrus A.
Ansary                    $136,041                           $147,788                    Over $100,000
----------------------------------------------------------------------------------------------------------
Nariman
Farvardin                   None(4)                            None(4)                       None
----------------------------------------------------------------------------------------------------------
Barbara H.
Franklin                  $ 99,000                           $ 99,000                    Over $100,000
----------------------------------------------------------------------------------------------------------
R. Clark
Hooper                    $101,324                           $266,403                 $10,001 - 50,000
----------------------------------------------------------------------------------------------------------
James C.
Miller III                $115,178                           $124,250                    Over $100,000
----------------------------------------------------------------------------------------------------------
Donald L.
Nickles                     None(4)                            None(4)                       None
----------------------------------------------------------------------------------------------------------
Katherine D.
Ortega                    $116,856                           $127,500                    Over $100,000
----------------------------------------------------------------------------------------------------------
J. Knox
Singleton                 $101,428                           $107,500                    Over $100,000
----------------------------------------------------------------------------------------------------------


                 AGGREGATE DOLLAR RANGE(3)
                   OF SHARES OWNED IN ALL
                   FUNDS IN THE AMERICAN
                   FUNDS FAMILY OVERSEEN
                   BY DIRECTOR OR NOMINEE
NAME              AS OF SEPTEMBER 1, 2007

--------------
INDEPENDENT
DIRECTORS
Cyrus A.
Ansary                 Over $100,000
--------------
Nariman
Farvardin                   None
--------------
Barbara H.
Franklin               Over $100,000
--------------
R. Clark
Hooper                 Over $100,000
--------------
James C.
Miller III             Over $100,000
--------------
Donald L.
Nickles                     None
--------------
Katherine D.
Ortega                 Over $100,000
--------------
J. Knox
Singleton              Over $100,000
--------------


                                              Washington Mutual Investors Fund 7

                    DIRECTOR COMPENSATION AND FUND OWNERSHIP

                                                   TOTAL COMPENSATION (INCLUDING
                                                       VOLUNTARILY DEFERRED
                                                  COMPENSATION(1)) FROM ALL FUNDS
                   AGGREGATE COMPENSATION               ADVISED BY CAPITAL
               (INCLUDING VOLUNTARILY DEFERRED        RESEARCH AND MANAGEMENT           DOLLAR RANGE(3)
               COMPENSATION(1)) FROM THE FUND      COMPANY OR ITS AFFILIATES(2)         OF FUND SHARES
                  DURING FISCAL YEAR ENDED           DURING FISCAL YEAR ENDED             OWNED AS OF
NAME                   APRIL 30, 2007                     APRIL 30, 2007               SEPTEMBER 1, 2007

----------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS
James H.
Lemon, Jr.                  None(5)                            None(5)                   Over $100,000
----------------------------------------------------------------------------------------------------------
Harry J.
Lister                      None(5)                            None(5)                   Over $100,000
----------------------------------------------------------------------------------------------------------
Jeffrey L.
Steele                      None(5)                            None(5)                   Over $100,000
----------------------------------------------------------------------------------------------------------


                    AGGREGATE DOLLAR RANGE(3)
                     OF SHARES OWNED IN ALL
                      FUNDS IN THE AMERICAN
                FUNDS FAMILY OVERSEEN BY DIRECTOR
                        OR NOMINEE AS OF
NAME                    SEPTEMBER 1, 2007

--------------
INTERESTED
DIRECTORS
James H.
Lemon, Jr.              Over $100,000
--------------
Harry J.
Lister                  Over $100,000
--------------
Jeffrey L.
Steele                  Over $100,000
--------------


(1)  Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors. Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) through the 2007 fiscal year for participating Directors is as follows: R. Clark Hooper
     ($149,077), Katherine D. Ortega ($282,685) and J. Knox Singleton
     ($630,211). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the
     Directors.
(2)  Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series-SM- Inc, which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
(3)  Ownership disclosure is made using the following ranges: None; $1 -
     $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
     amounts listed include any shares owned through the deferred compensation plan described above.
(4)  Nariman Farvardin and Donald Lee Nickels are Nominees for election as
     Directors, and therefore have not yet received any compensation.
(5)  No compensation is paid to any Interested Director.

8 Washington Mutual Investors Fund

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about business, political or economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to industry diversification and number of issues to be held. Members of the Advisory Board, however, possess no authority or responsibility with respect to the Fund's investments or management.


                                                     ADVISORY
                                                      BOARD      OTHER DIRECTORSHIPS(3)
NAME                                                  MEMBER        HELD BY ADVISORY
AGE                       PRINCIPAL OCCUPATION(1)    SINCE(2)         BOARD MEMBER

---------------------------------------------------------------------------------------
Mary K. Bush              President, Bush              1995      Brady Corporation;
59                        International, Inc.                    Briggs & Stratton;
                          (international                         MGIC Investment
                          financial advisory                     Corporation; Pioneer
                          services)                              Funds; UAL Corporation
---------------------------------------------------------------------------------------
Louise M. Cromwell        Retired Partner, Shaw        2001      None
62                        Pittman
---------------------------------------------------------------------------------------
C. Richard Pogue          Retired Executive Vice       2001      FAM Equity Income
71                        President, Investment                  Fund; FAM Value Fund
                          Company Institute
---------------------------------------------------------------------------------------
Linda R. Rabbitt          President, Rand              2001      Watson Wyatt & Company
58                        Construction                           Holdings
                          Corporation
---------------------------------------------------------------------------------------
William J. Shaw           President and Chief          2001      Marriott
61                        Operating Officer,                     International, Inc.
                          Marriott International
---------------------------------------------------------------------------------------
R. Clark Wadlow           Partner, Sidley Austin,      2005      None
60                        LLP
---------------------------------------------------------------------------------------


THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS IS THE OFFICE OF THE FUND, 1101 VERMONT
AVENUE, NW, SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.

(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during this period.
(2)  Advisory Board members serve until respective successors are appointed, or until they resign or are removed.
(3)  This includes all directorships that are held by each Advisory Board member as a director of a public company or a registered investment company.

                                              Washington Mutual Investors Fund 9

                              OTHER FUND OFFICERS


                                                                           YEAR FIRST
NAME                                                                         ELECTED
POSITION WITH FUND                                                        AN OFFICER OF
AGE                                     PRINCIPAL OCCUPATION(S)(1)         THE FUND(2)

---------------------------------------------------------------------------------------
Michael W. Stockton                  Senior Vice President, Secretary,        1995
Vice President, Treasurer and        Treasurer and Director,
Assistant Secretary                  Washington Management Corporation
40
---------------------------------------------------------------------------------------
Lois A. Erhard                       Vice President, Washington               1983
Vice President                       Management Corporation
55
---------------------------------------------------------------------------------------
Jennifer L. Butler                   Vice President and Assistant             2005
Assistant Secretary                  Secretary, Washington Management
41                                   Corporation; former Specialist,
                                     Fund Administration, Pacific
                                     Investment Management Corporation
---------------------------------------------------------------------------------------
J. Lanier Frank                      Assistant Vice President,                1997
Assistant Vice President             Washington Management Corporation
46
---------------------------------------------------------------------------------------
Ashley L. Shaw(3)                    Vice President and Assistant             2000
Assistant Secretary                  General Counsel, Washington
38                                   Management Corporation
---------------------------------------------------------------------------------------
Curt M. Scott                        Assistant Vice President and             2006
Assistant Treasurer                  Assistant Treasurer, Washington
28                                   Management Corporation; former
                                     Financial Analyst, BISYS Group,
                                     Inc.
---------------------------------------------------------------------------------------


THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, NW,
SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.

(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during this period.
(2)  Officers of the Fund serve until their resignation, removal or retirement.
(3)  Ashley L. Shaw is the daughter of James H. Lemon, Jr.

No officer, director or employee of the Fund's Business Manager or Investment
Adviser or their affiliates received any remuneration from the Fund. All
Directors and Officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on September 21, 2007.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL
30, 2008.

Shareholders are requested to ratify the selection by the Board of Directors
(including all of the Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to
act as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending April 30, 2008. PwC has served as the Fund's Independent Registered
Public Accounting Firm since the Fund's inception. No representative of PwC is expected to attend the Meeting.

10 Washington Mutual Investors Fund

The Fund's Audit Committee, composed exclusively of Independent Directors, has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by
Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

U.S. Securities and Exchange Commission rules require the disclosure of professional fees billed to the Fund, the Investment Adviser and affiliates of the Investment Adviser providing services to the Fund. The fees during each of the Fund's last two fiscal years ended April 30, were as follows:


BILLED TO THE FUND:                                               2006        2007

-------------------------------------------------------------------------------------
Audit fees                                                       $88,000      $91,000
-------------------------------------------------------------------------------------
Audit-related fees
  (audit-related fees consist of assurance and related
   services to the Fund's Investment Adviser)                       None         None
-------------------------------------------------------------------------------------
Tax fees
  (tax fees consist of professional services relating to the
   preparation of the Fund's tax returns)                         $7,000       $7,000
-------------------------------------------------------------------------------------
All other fees                                                      None         None
-------------------------------------------------------------------------------------



BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES:              2006        2007

------------------------------------------------------------------------------------
  (includes only fees for non-audit services billed to the
   Investment Adviser and its affiliates that provide ongoing services to the Fund for engagements that relate directly
   to the operations and financial reporting of the Fund and
   that were subject to the pre-approval policies described below)
------------------------------------------------------------------------------------
Audit-related fees                                                  None        None
------------------------------------------------------------------------------------
Tax fees                                                         $26,000      $4,000
------------------------------------------------------------------------------------
All other fees                                                      None        None
------------------------------------------------------------------------------------


Pre-approval policies: The Fund's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, the Investment Adviser, and any entity controlling, controlled by, or under common control with the
Investment Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the
Fund. The Committee does not delegate its responsibility to pre-approve these services to the Investment Adviser; however, the Committee may in its discretion delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund's Independent Registered Public
Accounting Firm, including fees for all services billed to the Investment
Adviser and affiliates were $43,000 for fiscal year 2006 and $11,000 for fiscal year 2007. The non-audit

                                             Washington Mutual Investors Fund 11

services represented by these amounts were brought to the attention of the Audit
Committee and considered to be consistent with maintaining the Independent
Registered Pubic Accounting Firm's independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other mutual funds within the American Funds complex that
PwC serves. Billings for these services during the fiscal year ended 2007 totaled $1,080,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the
Fund, at the Fund's principal executive office 1101 Vermont Avenue, NW, Suite
600, Washington, DC 20005. Any such proposals must comply with all applicable requirements or conditions established by the U.S. Securities and Exchange
Commission.

Under the laws of Maryland, where the Fund is registered, and the Fund's
Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters, but not necessarily on an annual basis. As a result, the Fund does not expect to hold shareholders meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its most recent annual report and/or semi-annual report to any shareholder upon request. Such requests should be directed to the Fund's Secretary at 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005, or by calling 800/421-0180. These requests will be honored within three business days of receipt.

12 Washington Mutual Investors Fund

GENERAL INFORMATION

Washington Management Corporation is the Business Manager to the Fund and is
located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005. Capital
Research and Management Company is the Investment Adviser to the Fund and is
located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center
Drive, Irvine, CA 92618. American Funds Distributors, Inc. is the Principal
Underwriter of the Fund's shares and is located at the Los Angeles and Irvine addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332
Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road,
Norfolk, VA 23513.

COMMUNICATING WITH THE FUND'S DIRECTORS AND OFFICERS

Correspondence intended for the Directors and/or Officers of the Fund should be directed to the Fund's Secretary at 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain Officers and Directors of the Fund, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL,
BY TELEPHONE OR VIA THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE,
AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR VIA THE
INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this
Proxy Statement, free of charge, write to the Secretary of the Fund at 1101
Vermont Avenue, NW, Suite 600, Washington, DC 20005, or by calling 800/421-0180.
Such requests will be honored within three business days of receipt. If you received a Proxy Statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Directors,

Jennifer L. Butler
Assistant Secretary

October 10, 2007

                                             Washington Mutual Investors Fund 13

Appendix A


                                                                                 AS %
                                                                               OF SHARES
NAME AND ADDRESS                                   CLASS      SHARES HELD     OUTSTANDING

-----------------------------------------------------------------------------------------
Edward D. Jones & Co.                                 A       283,614,480        15.01
201 Progress Parkway                                  B         6,586,978         7.47
Maryland Heights, MO 63043-3009
-----------------------------------------------------------------------------------------

Citigroup Global Markets, Inc.                        B         6,362,198         7.22
333 W. 34th Street                                    C        14,846,992        15.71
New York, NY 10001-2402                               F         6,951,181         7.97
-----------------------------------------------------------------------------------------

MLPF&S                                                B         5,688,577         6.45
4800 Deer Lake Drive E., FL 2                         C        16,166,319        17.10
Jacksonville, FL 32246-6484                         R-5         3,006,749         8.43
-----------------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                            F         8,700,334         9.98
101 Montgomery Street                               R-4         2,786,367         8.42
San Francisco, CA 94101-4122
-----------------------------------------------------------------------------------------

Hartford Life Insurance Co.                         R-1           463,473        23.10
P.O. Box 2999                                       R-3         3,686,604         6.41
Hartford, CT 06104-2999
-----------------------------------------------------------------------------------------

ING Life Insurance & Annuity                        R-3         6,614,867        11.51
151 Farmington Avenue, TN41                         R-4         3,334,411        10.08
Hartford, CT 06156-0001
-----------------------------------------------------------------------------------------

John Hancock Life Insurance Co., USA                R-3         5,745,907         9.99
250 Bloor Street East, 7th Floor
Toronto, Ontario
Canada M4W 1E5
-----------------------------------------------------------------------------------------

Fidelity Investments Institutional Operations       R-4         1,916,111         5.79
Co.                                                 R-5         7,281,678        20.42
100 Magellan Way
Covington, KY 41015-1999
-----------------------------------------------------------------------------------------

Mercer Trust Company                                R-5         3,452,985         9.68
1 Investors Way
Norwood, MA 02062-1599
-----------------------------------------------------------------------------------------

CGTC                                                R-5         2,226,852         6.24
400 S. Hope Street, 22nd Floor
Los Angeles, CA 90071-2801
-----------------------------------------------------------------------------------------


                                      A-1

Appendix B

                     WASHINGTON MUTUAL INVESTORS FUND, INC.
                                  (THE "FUND")
                          GOVERNANCE COMMITTEE CHARTER
                     (AS APPROVED AND ADOPTED BY THE FUND'S
                    BOARD OF DIRECTORS ON DECEMBER 15, 2005)

I. COMMITTEE ORGANIZATION

The Governance Committee, a Committee established by the Fund's Board of
Directors, will be comprised of all the members of the Board of Directors who are not considered "interested persons" of the Fund under the Investment Company
Act of 1940, as amended (the "40 Act"). In addition, to be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of Washington Management Corporation ("WMC"), Capital
Research and Management Company ("CRMC") or any of their affiliates.

The Governance Committee may establish one or more temporary or permanent sub-committees, the members of which must be members of the Governance
Committee. A sub-committee may have such number of members between one and the entire composition of the Governance Committee, as it may decide. The Governance
Committee may assign to such sub-committees one or more of the tasks delegated to the full Governance Committee. A sub-committee so appointed shall have all of the powers of the full Governance Committee except that it shall not have the power to take or recommend any final action but may only make recommendations to the full Governance Committee. Procedural references to the Governance Committee or the Committee contained in this Charter shall apply equally, as necessary, to any duly constituted sub-committee.

A quorum will consist of a majority of the Committee members. If a Chair of the
Committee has not been designated by the Board of Directors, the Committee may designate a Chair by majority vote. The Fund's Secretary will serve as Secretary of the Committee.

The Governance Committee will hold meetings at least annually. Special meetings may be called at any time by the Chair or a majority of the Committee members.
The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members. The
Committee may ask independent

                                      B-1
legal counsel, members of management or others to attend Committee meetings and provide pertinent information as necessary. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Governance Committee will:

 (a) Review with management all contracts and agreements with the Fund, as required by Section 15(c) of the 40 Act and Rule 12b-1 thereunder and report its recommendations to the full Board of Directors.

 (b) Evaluate, select and nominate candidates for the Fund's advisory board and for independent directors to the Board of Directors. The Committee may also consider recommendations from management in its selection process.

 (c) Formulate policies and objectives concerning the desired profile of independent director and advisory board member skills and characteristics.
     The Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Periodically review the composition of the Fund's independent directors and advisory board to determine whether it may be appropriate to expand the Board to add individuals with different backgrounds or skill sets. Where possible, the
     Committee will seek to enhance the diversity of Board membership and provide for appropriate independent director and advisory board succession planning.

 (d) Periodically review, at least every two years, independent director, advisory board member and emeritus director compensation and expense reimbursement policies, and recommend any changes to the full Board of
     Directors.

 (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board committees, including one or more alternate members who would serve on each committee in the absence of a regular committee member. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

 (f) Periodically review the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized and make recommendations for any such action to the full
     Board of Directors.

 (g) Promote the independence and effectiveness of the Board with an orientation program for new members that outlines the responsibilities of Directors and by encouraging continuing mutual fund industry education and conducting a periodic

                                      B-2

     review of Board independence and effectiveness. The Committee Chair will provide oversight to management regarding the orientation of new independent directors.

 (h) Monitor the independence of the Fund's independent directors and legal counsel.

 (i) Review this Charter at least annually and recommend any proposed changes to the full Board of Directors.

 (j) Perform any other functions assigned by the Fund's Board of Directors.

III. AUTHORITY AND RESOURCES

The Governance Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee. Such counsel will review independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest. When such findings may appear to raise potential conflicts of interest, counsel shall immediately report them to the
Chair of the Committee.

                                      B-3

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

[AMERICAN FUNDS LOGO]

                                          The right choice for the long term-SM-

[RECYCLE LOGO]
 Printed on recycled paper

--------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds   Capital Research and Management  Capital International  Capital
                        Guardian  Capital Bank and Trust

                                                                  WASHINGTON MUTUAL INVESTORS FUND                PROXY CARD

                                                                    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                     FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2007

The undersigned hereby appoints Jennifer L. Butler, Ashley L. Shaw and Jeffrey L. Steele, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Special Meeting of Shareholders to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036 on Monday, December 10, 2007 at 9:30 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date                                                  WMI_18034_091307

                                                                  WASHINGTON MUTUAL INVESTORS FUND                PROXY CARD

                                                                    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                     FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2007

The undersigned hereby appoints Jennifer L. Butler, Ashley L. Shaw and Jeffrey L. Steele, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Special Meeting of Shareholders to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036 on Monday, December 10, 2007 at 9:30 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

CAPITAL BANK AND TRUST
        COMPANY AS TRUSTEE AUTHORIZED OFFICER
Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date                                                  WMI_18034_091307

WASHINGTON MUTUAL INVESTORS FUND

   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: /x/

1.	Election of Directors:

01	Cyrus A. Ansary 07 James C. Miller III
02	Nariman Farvardin 08 Donald L. Nickles
03	Barbara Hackman Franklin 09 Katherine D. Ortega
04	R. Clark Hooper 10 J. Knox Singleton
05	James H. Lemon, Jr. 11 Jeffrey L. Steele
06	Harry J. Lister

    FOR                 WITHHOLD            FOR ALL
      ALL                       ALL                   EXCEPT
   /  /                    /  /                  /  /

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________

2.	Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.

      FOR                  AGAINST            ABSTAIN
    /  /                   /  /                  /  /

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
WMI_18034_091307